SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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           Filed by a party other than the Registrant       /   /
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CHECK THE APPROPRIATE BOX:
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/   /     Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e) (2))

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/ X /     Definitive Proxy Statement
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

       PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                PUTNAM HIGH YIELD MUNICIPAL TRUST
             PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
           PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
           PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
              PUTNAM MANAGED MUNICIPAL INCOME TRUST
              PUTNAM MUNICIPAL OPPORTUNITIES TRUST
        PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

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          (1) Title of each class of securities to which
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----           by Exchange Act Rule 0-11(a)(2) and identify the
          filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

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          (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 4.

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, AND EITHER FILL OUT YOUR PROXY CARD, AND RETURN IT TO US VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman                                     1
Notice of Shareholder Meeting                                   2
Trustees' Recommendations                                       4

PROXY CARD ENCLOSED

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.
A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing and internet instructions are on the proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,


                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT
TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF
THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam California Investment Grade
Municipal Trust, Putnam High Yield Municipal Trust, Putnam
Investment Grade Municipal Trust, Putnam Investment Grade
Municipal Trust II, Putnam Investment Grade Municipal Trust III,
Putnam Managed Municipal Income Trust, Putnam Municipal
Opportunities Trust and Putnam New York Investment Grade
Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 7, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.  SEE
     PAGE 6.
2. RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR. SEE PAGE 32.
3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   John H. Mullin, III
Hans H. Estin                       Robert E. Patterson
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS IN
THESE MATERIALS RELATING TO INTERNET VOTING SO YOU WILL BE
REPRESENTED AT THE MEETING.

July 20, 1999
PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION; SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III, PUTNAM MANAGED MUNICIPAL INCOME TRUST, PUTNAM MUNICIPAL OPPORTUNITIES TRUST AND PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST for use at the Annual Meeting of Shareholders of each fund to be held on October 7, 1999, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see page 2).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
     ELECTION OF ALL NOMINEES; and

2a. (In the case of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust) FOR RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF YOUR FUND.

2b.  (In the case of Putnam Investment Grade Municipal Trust and
     Putnam Managed Municipal Income Trust) FOR RATIFYING THE
     SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF YOUR
     FUND.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 9, 1999 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about July 26, 1999.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares and holders of your fund's common shares will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. Voting by one fund does not affect the other fund.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Board Policy Committee of the Trustees of each fund recommends that the number of Trustees be fixed at fifteen and that you vote for the election of the nominees described below.
Each nominee is currently a Trustee of your fund and of the other
Putnam funds.

Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of your fund are entitled to elect two Trustees. The remaining Trustees for your fund will be elected by the holders of its preferred shares and common shares voting together as a single class. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other thirteen Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The Board Policy Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 55, is the President of Baxter Associates, Inc., a management consulting and private investment firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, MB Financial, Inc., Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Chair of the Board of Governors of Good Shepherd Hospital; and Vice Chair of the National Center for Nonprofit Boards. Ms. Baxter is a graduate of Mount Holyoke College.

HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 70, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

JOHN A. HILL
[INSERT PICTURE]
 Nominee for Trustee representing holders of preferred shares
Mr. Hill, age 57, is a Vice Chairman of the Trustees. He is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.
Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, TransMontaingne Oil Company, a refined oil product pipeline and distribution company and various private companies controlled by First Reserve Corporation. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

RONALD J. JACKSON
[INSERT PICTURE]

Mr. Jackson, age 55, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

PAUL L. JOSKOW*
[INSERT PICTURE]

Dr. Joskow, age 52, is Elizabeth and James Killian Professor of Economics and director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology. He has published three books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

Dr. Joskow is a graduate of Cornell University and Yale
University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

ELIZABETH T. KENNAN
[INSERT PICTURE]

Dr. Kennan, age 61, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the postdoctoral programs in Patristic and Medieval Studies.

Dr. Kennan currently also serves as a Director of Bell Atlantic, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University, and holds several honorary doctorates.

LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 56, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief
Executive Officer and a Director of Putnam Investments, Inc. and
Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Trustees of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston and the Vineyard Open Land Foundation. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

JOHN H. MULLIN, III
[INSERT PICTURE]

Mr. Mullin, age 58, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of industrial ceramics and packaging products; Alex. Brown Realty, Inc., a real estate investment company and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

ROBERT E. PATTERSON
[INSERT PICTURE]
 Nominee for Trustee representing holders of preferred shares

Mr. Patterson, age 54, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center, a Trustee of SEA Education Association and a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 71, is a Vice Chairman of the Trustees. He was a Professor of Management at the Massachusetts Institute of Technology Alfred P. Sloan School of Management from 1961 through
1998, and is currently a Professor Emeritus.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., North American Management Corp., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Vice President and Trustee of the Museum of Fine Arts, Boston; and a Fellow of The American Academy of Arts and Sciences. He previously served as Senior Advisor to the Rockefeller Family and as President and Chief Executive Officer of Rockefeller Financial Services, Inc. and as a Director of Fisher-Price, Inc., General Mills, Inc., and an Overseer of WGBH Educational Foundation. Dr. Pounds is a graduate of Carnegie-Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 72, is the Chairman of the Trustees and President of your fund and each of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., a mining and natural resources company and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, the Museum of Fine Arts, Boston, the New England Aquarium and College of the Atlantic; an Overseer of the Museum of Science in Boston, and Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 47, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 65, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. THOMAS STEPHENS
[INSERT PICTURE]

Mr. Stephens, age 56, is the President and Chief Executive
Officer of MacMillan Bloedel Limited, a forest products and building materials company.

In 1996, Mr. Stephens retired as Chairman of the Board of
Directors, President and Chief Executive Officer of Johns
Manville Corporation. He also served as Executive Vice President and Chief Financial Officer of Manville. In total, Mr. Stephens had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optic and communication system supplier and New Century
Energies, a public utility company. Mr. Stephens is a graduate of the University of Arkansas.

W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 66, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

----------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

     Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc. a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

The 15 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 15 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 113 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $82 million. The table below list each Trustee's current investments in each fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.
SHARE OWNERSHIP BY TRUSTEES

NUMBER OF SHARES OWNED AS OF MAY 14, 1999 OF:




                                               PUTNAM                                                                      PUTNAM
                       YEAR FIRST            CALIFORNI    PUTNAM    PUTNAM      PUTNAM      PUTNAM    PUTNAM              NEW YORK
                       ELECTED AS                A         HIGH    INVESTMEN  INVESTMENT  INVESTMEN  MANAGED    PUTNAM    INVESTMEN
                       TRUSTEE OF    ALL     INVESTMEN    YIELD        T        GRADE         T      MUNICIP   MUNICIPAL      T
                       THE PUTNAM   PUTNAM       T       MUNICIPA    GRADE    MUNICIPAL     GRADE       AL    OPPORTUNIT    GRADE
TRUSTEES                 FUNDS    FUNDS (1)    GRADE        L      MUNICIPAL   TRUST II   MUNICIPAL   INCOME   IES TRUST  MUNICIPAL
                                             MUNICIPAL    TRUST      TRUST                TRUST III   TRUST                 TRUST
                                               TRUST

Jameson A. Baxter         1994       126,599    126        129        129       1,317      1,561       129        128        125
Hans H. Estin             1972        34,862    136        185        185        139         125       186        139        134
John A. Hill              1985       201,398    100        100        100        100         100       100        100        100
Ronald J. Jackson         1996    149,059(2    200(2)     200(2)    200(2)      200(2)      200(2)    200(2)    200(2)     200(2)
                                  )
Paul L. Joskow            1997        23,145    100        100        100        100         100       100        100        100
Elizabeth T. Kennan       1992     27,481(3)   145(3)     139(3)    140(3)      143(3)      127(3)    140(3)    149(3)     137(3)
Lawrence J. Lasser        1992       443,281    100        100        100        100         100       100        100        100
John H. Mullin, III       1997        43,458    100        100        100        100         100       100        100        100
Robert E. Patterson       1984        77,294    100        300        300        100         200       300        100        100
William F. Pounds         1971       338,409    335        500        500        335         100       500        500        335
George Putnam             1957     1,985,242    994       1,100       900       1,020      1,085      1,100     1,036        971
George Putnam, III        1984       523,992    500        300        300        500         500       300        500        500
A.J.C. Smith              1986     61,487(4)   200(4)     200(4)    200(4)      200(4)      200(4)    200(4)    200(4)     200(4)
W. Thomas Stephens        1997       110,476    100        100        100        100         100       100        100        100
W. Nicholas Thorndike     1992        81,349    144        171        173        147         127       173        147        143
     (1)  These shares do not include shares of Putnam money market funds.
(2)  Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(3)  Dr. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(4)  Mr. Smith has shared investment power and shared voting power with respect to such shares.

As of May 14, 1999, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust owned a total of 3,379, 3,725, 3,527, 4,601, 4,726, 3,727, 3,599 and 3,345 shares, respectively of each fund, comprising less than 1% of the outstanding shares of such fund on that date. None of the Trustees own any of the preferred shares of the funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     C    by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     C    by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     C    by discussing with senior management of Putnam Management
       steps being taken to address any performance deficiencies;

     C    by reviewing the fees paid to Putnam Management to ensure
       that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     C    by monitoring potential conflicts between the funds and
       Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     C    by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit and Pricing Committee, which reviews procedures for the valuation of securities, the funds' accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Board Policy Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel and which is responsible for selecting nominees for election as Trustees, and the Closed-end Funds and Variable Trust Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund and funds sold through variable annuity products.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1998, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1998:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirement    annual benefits     compensation
                           compensation      benefits accrued from all           from all
                               from the         as part of    Putnam funds             Putnam
Trustees                        fund(1)      fund expenses   upon retirement(2)      funds(3)

Jameson A. Baxter                  $507               $114      $95,000        $207,000(4)
Hans H. Estin                       475                231       95,000            182,500
John A. Hill(5)                    504                 96       115,000         200,500(4)
Ronald J. Jackson                  504                 81        95,000         200,500(4)
Paul L. Joskow                      475                 18       95,000         180,500(4)
Elizabeth T. Kennan                498                132        95,000            200,500
Lawrence J. Lasser                 469                 99        95,000            178,500
John H. Mullin, III                 488                 28       95,000         180,500(4)
Robert E. Patterson                471                 72        95,000            181,500
William F. Pounds(5)               489                259       115,000            215,000
George Putnam                      471                255        95,000            179,500
George Putnam, III                 471                 48        95,000            181,500
A.J.C. Smith                       462                159        95,000            176,500
W. Thomas Stephens                 471                 26        95,000            181,500(4)
W. Nicholas Thorndike               475                187       95,000            182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
      Plan.
(5)   Includes additional compensation for service as Vice Chairman of the
      Putnam funds.

PUTNAM HIGH YIELD MUNICIPAL TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $590               $140      $95,000        $207,000(4)
Hans H. Estin                       553                278       95,000            182,500
John A. Hill(5)                    592                113       115,000         200,500(4)
Ronald J. Jackson                  589                 93        95,000         200,500(4)
Paul L. Joskow                      553                 19       95,000         180,500(4)
Elizabeth T. Kennan                580                157        95,000            200,500
Lawrence J. Lasser                 547                118        95,000            178,500
John H. Mullin, III                 561                 30       95,000         180,500(4)
Robert E. Patterson                553                 86        95,000            181,500
William F. Pounds(5)               592                312       115,000            215,000
George Putnam                      547                310        95,000            179,500
George Putnam, III                 550                 57        95,000            181,500
A.J.C. Smith                       538                190        95,000            176,500
W. Thomas Stephens                 550                 28        95,000            181,500(4)
W. Nicholas Thorndike               553                223       95,000            182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
      Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $710               $124      $95,000        $207,000(4)
Hans H. Estin                       626                291       95,000            182,500
John A. Hill(5)                    619                142       115,000         200,500(4)
Ronald J. Jackson                  687                132        95,000         200,500(4)
Paul L. Joskow                      623                 41       95,000         180,500(4)
Elizabeth T. Kennan                687                178        95,000            200,500
Lawrence J. Lasser                 614                136        95,000            178,500
John H. Mullin, III                 623                 62       95,000         180,500(4)
Robert E. Patterson                622                 96        95,000            181,500
William F. Pounds(5)               632                325       115,000            215,000
George Putnam                      616                301        95,000            179,500
George Putnam, III                 622                 65        95,000            181,500
A.J.C. Smith                       599                207        95,000            176,500
W. Thomas Stephens                 619                 58        95,000            181,500(4)
W. Nicholas Thorndike               626                251       95,000              182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
       Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $592               $137      $95,000        $207,000(4)
Hans H. Estin                       554                276       95,000            182,500
John A. Hill(5)                    604                115       115,000         200,500(4)
Ronald J. Jackson                  590                 96        95,000         200,500(4)
Paul L. Joskow                      554                 22       95,000         180,500(4)
Elizabeth T. Kennan                581                157        95,000            200,500
Lawrence J. Lasser                 548                118        95,000            178,500
John H. Mullin, III                 570                 33       95,000         180,500(4)
Robert E. Patterson                550                 86        95,000            181,500
William F. Pounds(5)               595                310       115,000            215,000
George Putnam                      548                305        95,000            179,500
George Putnam, III                 551                 57        95,000            181,500
A.J.C. Smith                       540                190        95,000            176,500
W. Thomas Stephens                 552                 31        95,000           181,500(4)
W. Nicholas Thorndike               554                224       95,000            182,500
(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $525              $  93      $95,000        $207,000(4)
Hans H. Estin                       464                212       95,000            182,500
John A. Hill(5)                    459                101       115,000         200,500(4)
Ronald J. Jackson                  509                 93        95,000         200,500(4)
Paul L. Joskow                      458                 28       95,000         180,500(4)
Elizabeth T. Kennan                509                128        95,000            200,500
Lawrence J. Lasser                 453                 98        95,000            178,500
John H. Mullin, III                 458                 42       95,000         180,500(4)
Robert E. Patterson                461                 69        95,000            181,500
William F. Pounds(5)               472                236       115,000            215,000
George Putnam                      456                221        95,000            179,500
George Putnam, III                 461                 47        95,000            181,500
A.J.C. Smith                       446                150        95,000            176,500
W. Thomas Stephens                  460                39         95,000         181,500(4)
W. Nicholas Thorndike               464                181       95,000           182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
       Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MANAGED MUNICIPAL INCOME TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)
Jameson A. Baxter                  $861               $159      $95,000        $207,000(4)
Hans H. Estin                       761                362       95,000            182,500
John A. Hill(4)(5)                 753                172       115,000            200,500
Ronald J. Jackson(4)               835                158        95,000            200,500
Paul L. Joskow(4)                   753                 47       95,000            180,500
Elizabeth T. Kennan                835                219        95,000            200,500
Lawrence J. Lasser                 745                167        95,000            178,500
John H. Mullin, III(4)              753                 71       95,000            180,500
Robert E. Patterson                757                118        95,000            181,500
William F. Pounds(5)               845                404       115,000            215,000
George Putnam                      749                378        95,000            179,500
George Putnam, III                 757                 80        95,000            181,500
A.J.C. Smith                       734                255        95,000            176,500
W. Thomas Stephens(4)               756                 66       95,000             181,500
W. Nicholas Thorndike               761                308       95,000            182,500
(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
      Plan.  The total amounts of deferred compensation payable by the fund to Messrs.
      Hill, Jackson, Stephens, Joskow and Mullin as of December 31, 1998 were $4,718,
      $2,537, $734, $598 and $548, respectively, including income earned on such amounts.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $612               $148      $95,000        $207,000(4)
Hans H. Estin                       585                299       95,000            182,500
John A. Hill(5)                    644                124       115,000         200,500(4)
Ronald J. Jackson                  612                105        95,000         200,500(4)
Paul L. Joskow                      585                 23       95,000         180,500(4)
Elizabeth T. Kennan                604                170        95,000            200,500
Lawrence J. Lasser                 581                128        95,000            178,500
John H. Mullin, III                 600                 36       95,000         180,500(4)
Robert E. Patterson                581                 93        95,000            181,500
William F. Pounds(5)               642                336       115,000            215,000
George Putnam                      581                330        95,000            179,500
George Putnam, III                 581                 62        95,000            181,500
A.J.C. Smith                       573                206        95,000            176,500
W. Thomas Stephens                 581                 33        95,000            181,500(4)
W. Nicholas Thorndike               585                242       95,000             182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
       Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
COMPENSATION TABLE
                                                Pension or    Estimated              Total
                              Aggregate         retirementannual benefits     compensation
                           compensation   benefits accrued     from all           from all
                               from the         as part of Putnam funds             Putnam
Trustees                        fund(1)      fund expensesupon retirement(2)      funds(3)

Jameson A. Baxter                  $487               $112      $95,000        $207,000(4)
Hans H. Estin                       456                226       95,000            182,500
John A. Hill(5)                    481                 94       115,000         200,500(4)
Ronald J. Jackson                  485                 79        95,000         200,500(4)
Paul L. Joskow                      456                 18       95,000         180,500(4)
Elizabeth T. Kennan                478                129        95,000            200,500
Lawrence J. Lasser                 451                 97        95,000            178,500
John H. Mullin, III                 469                 27       95,000         180,500(4)
Robert E. Patterson                452                 70        95,000            181,500
William F. Pounds(5)               464                253       115,000            215,000
George Putnam                      451                249        95,000            179,500
George Putnam, III                 454                 47        95,000            181,500
A.J.C. Smith                       444                155        95,000            176,500
W. Thomas Stephens                 454                25         95,000         181,500(4)
W. Nicholas Thorndike               456                183       95,000            182,500

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)    As of December 31, 1998, there were 113 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral
       Plan.
(5)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 38.

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is, except for a minority stake owned by employees, in turn owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. is a leading professional services firm with risk and insurance services, investment management and consulting businesses.

2A.  RATIFICATION OF INDEPENDENT AUDITORS

     (PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM
     HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE
     MUNICIPAL TRUST II, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
     III, PUTNAM MUNICIPAL OPPORTUNITIES TRUST AND PUTNAM NEW
     YORK INVESTMENT GRADE MUNICIPAL TRUST)

PRICEWATERHOUSECOOPERS LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for certain of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

2B.  RATIFICATION OF INDEPENDENT AUDITORS
     (PUTNAM INVESTMENT GRADE MUNICIPAL TRUST AND
      PUTNAM MANAGED MUNICIPAL INCOME TRUST)

KPMG LLP,99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG in June of 1999, and the Trustees unanimously approved such selection in July 1999. Among the country's preeminent accounting firms, this firm also serves as the auditors for several of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors for your fund. PricewaterhouseCoopers LLP resigned as independent auditors in July, 1999. Neither of its reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedures.

The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand L.L.P. These firms merged in July, 1998.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement)except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,000 for each fund plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy, by recording later-dated voting instructions via the Internet or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2000. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before March 29, 2000. Shareholders who wish to make a proposal at the 2000 annual meeting-other than one that will be included in your fund's proxy materials-should notify the fund no later than June 12, 2000. If a shareholder who wishes to present a proposal fails to notify his fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND PRICING AND BOARD POLICY COMMITTEES. The voting members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit and Pricing Committee currently consists of Messrs. Estin, Joskow, Putnam, III (Chairman and without vote), Smith (without vote), Stephens and Dr. Kennan. The Board Policy Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy Committee currently consists of Dr. Kennan (Chairperson), Messrs. Hill, Patterson, Pounds and Thorndike.

OFFICERS AND OTHER INFORMATION. In addition to George Putnam and
Lawrence J. Lasser, the officers of each fund are as follows:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1998
Richard A. Monaghan**(44)  Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM HIGH YIELD MUNICIPAL TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1989
Gordon H. Silver (52)      Vice President             1990
Ian C. Ferguson (42)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Jerome J. Jacobs (40)      Vice President             1996
Blake E. Anderson* (42)    Vice President             1996
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1996
Richard A. Monaghan** (44) Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1996
Richard A. Monaghan** (44) Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1996
Richard A. Monaghan** (44) Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM MANAGED MUNICIPAL INCOME TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1996
Richard A. Monaghan** (44) Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1989
Gordon H. Silver (52)      Vice President             1990
Ian C. Ferguson (42)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Jerome J. Jacobs (40)      Vice President             1996
Blake E. Anderson* (42)    Vice President             1996
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President    1989
Patricia C. Flaherty (52)  Senior Vice President       1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer               1989
Gordon H. Silver (52)      Vice President              1990
Ian C. Ferguson (42)       Vice President              1997
Brett C. Browchuk (36)     Vice President              1998
Stephen Oristaglio (43)    Vice President              1998
Jerome J. Jacobs (40)      Vice President              1996
Richard P. Wyke* (43)      Vice President              1998
Richard A. Monaghan** (44) Vice President              1999
John R. Verani (60)        Vice President              1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF JULY 2, 1999

NET ASSETS:

Putnam California Investment Grade Municipal Trust$69,134,825
Putnam High Yield Municipal Trust                $196,443,852
Putnam Investment Grade Municipal Trust          $239,238,706
Putnam Investment Grade Municipal Trust II       $179,652,878
Putnam Investment Grade Municipal Trust III      $ 51,690,972
Putnam Managed Municipal Income Trust            $433,705,418
Putnam Municipal Opportunities Trust             $219,715,639
Putnam New York Investment Grade Municipal Trust $ 38,659,681

SHARES OUTSTANDING AND AUTHORIZED TO VOTE:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
Common shares outstanding
and authorized to vote                       4,607,092 shares

Preferred shares outstanding
and authorized to vote                             320 shares

PUTNAM HIGH YIELD MUNICIPAL TRUST
Common shares outstanding
and authorized to vote                      22,118,169 shares

Preferred shares outstanding
and authorized to vote                             900 shares

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
Common shares outstanding
and authorized to vote                      20,956,078 shares

Preferred shares outstanding
and authorized to vote                           1,400 shares

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
Common shares outstanding
and authorized to vote                      13,357,092 shares

Preferred shares outstanding
and authorized to vote                           1,260 shares

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
Common shares outstanding
and authorized to vote                       4,007,092 shares

Preferred shares outstanding
and authorized to vote                             200 shares

PUTNAM MANAGED MUNICIPAL INCOME TRUST
Common shares outstanding
and authorized to vote                      46,487,054 shares

Preferred shares outstanding
and authorized to vote                           1,750 shares

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
Common shares outstanding
and authorized to vote                      16,157,092 shares

Preferred shares outstanding
and authorized to vote                           4,040 shares

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
Common shares outstanding
and authorized to vote                       2,847,092 shares

Preferred shares outstanding
and authorized to vote                             200 shares


5% BENEFICIAL OWNERSHIP OF YOUR FUND AS OF JULY 2, 1999:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM HIGH YIELD MUNICIPAL TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM MANAGED MUNICIPAL INCOME TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5%
of the fund's Preferred shares                           NONE

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
Persons beneficially owning more than 5%
of the fund's Common shares                              NONE

Persons beneficially owning more than 5% of the fund's Preferred shares




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                        PUTNAMINVESTMENTS

     The Putnam Funds
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581




53964 7/99
PUTNAMINVESTMENTS                                          LOGO

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST (COMMON
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE: If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAMINVESTMENTS                                          LOGO

NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST (PREFERRED
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date






IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees


                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.


PUTNAMINVESTMENTS                                          LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM HIGH YIELD MUNICIPAL TRUST (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO

NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM HIGH YIELD MUNICIPAL TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date


IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.


PUTNAMINVESTMENTS                                          LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       KPMG LLP AS THE
       INDEPENDENT AUDITORS
       OF YOUR FUND.


NOTE: If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAMINVESTMENTS                                          LOGO

NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       KPMG LLP AS THE
       INDEPENDENT AUDITORS
       OF YOUR FUND.


PUTNAMINVESTMENTS                                          LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.


THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE: If you have questions on any of the proposals, please call 1-800-225-1581.


PUTNAMINVESTMENTS                                          LOGO


NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II (PREFERRED
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

PUTNAMINVESTMENTS                                          LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO


NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III (PREFERRED
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date





IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.





PUTNAMINVESTMENTS                                        LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MANAGED MUNICIPAL INCOME TRUST (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------



DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       KPMG LLP AS THE
       INDEPENDENT AUDITORS
       OF YOUR FUND.


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO


NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MANAGED MUNICIPAL INCOME TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date








IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       KPMG LLP AS THE
       INDEPENDENT AUDITORS
       OF YOUR FUND.



PUTNAMINVESTMENTS                                        LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MUNICIPAL OPPORTUNITIES TRUST (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO


NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MUNICIPAL OPPORTUNITIES TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date








IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.




PUTNAMINVESTMENTS                                          LOGO



FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

       TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3. Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST (COMMON
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
     Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.
     Mullin,III, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C.
     Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO



NOTE: PHONE AND INTERNET VOTING IS NOT AVAILABLE FOR THIS
ACCOUNT.

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST (PREFERRED
SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date





IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin,III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam,III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.